Exhibit 10.12(f)
AMENDMENT NO. 5 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY
This AMENDMENT NO. 5 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of December 15, 2023, is entered into by and among INTEGRA RECEIVABLES LLC (“Integra”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), INTEGRA LIFESCIENCES SALES LLC (“Integra Sales”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), THE BANK OF NOVA SCOTIA (“Scotiabank”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender” and together with PNC as a Committed Lender, the “Committed Lenders”), and as group agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent” and together with PNC as a Group Agent, the “Group Agents”), LIBERTY STREET FUNDING LLC, as a conduit lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Conduit Lender”), and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, INTEGRA LIFESCIENCES HOLDINGS CORPORATION (“Integra Holdings”), as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement as of December 21, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Receivables Financing Agreement”; and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);
WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 21, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent;
WHEREAS, Scotiabank, as a Committed Lender and as Group Agent, PNC, as a Committed Lender and Group Agent. the Administrative Agent and the Borrower entered into the Assignment, Acceptance and Assumption as of December 15, 2023 (as may be amended, restated supplemented or otherwise modified from time to time, the “Assumption Agreement”) and effective immediately prior to the effectiveness of this Amendment; and
WHEREAS, the parties hereto wish to further amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Original Receivables Financing Agreement.
SECTION 2.Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:
(a)A new definition of “Boston Recall Credit Memoranda” is added to Section 1.01 of the Original Receivables Financing Agreement in appropriate alphabetical order as follows:
““Boston Recall Credit Memoranda” means each non-contractual credit memorandum in the amount of (i) nine hundred sixty one thousand two hundred fifty one dollars ($961,251) dated as of July 2023, (ii) two million nine hundred thirty three thousand five hundred eighty eight dollars ($2,933,588) dated as of August 2023, (iii) two million nineteen thousand ninety dollars ($2,019,090) dated as of September 2023 and (iv) three hundred seventeen thousand six hundred eight dollars ($317,608) dated as of October 2023.”
(b)The definition of “Dilution Ratio” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby amended and restated in its entirety as follows:
““Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each Fiscal Month by dividing: (a) the aggregate amount of Deemed Collections during such Fiscal Month (other than amounts related to the Specifically Reserved Dilution Amount and the aggregate amount specified in the Boston Recall Credit Memoranda), by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the prior Fiscal Month.”
(c)Clause (a) of the definition of “Interest Rate” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby amended and restated in its entirety as follows:
“(a)    if such Loan (or such portion of Capital thereof) is being funded by a Conduit Lender on such day through the issuance of Notes, the applicable CP Rate, or, at the election of the Borrower, the Term SOFR Rate or the Daily SOFR Rate; or”
(d)The definition of “Relief Period” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby amended and restated in its entirety as follows:
““Relief Period” means the Fiscal Months beginning and including March 2023 through and including June 2024.”

(e)The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby amended and restated in its entirety as follows:
““Scheduled Termination Date” means December 15, 2026.”
(f)Section 9.01(f) of the Original Receivables Financing Agreement is hereby amended by deleting the reference to “twelve percent (12.00%)” in subsection (i)(B)(y) and replacing it with “fifteen percent (15.00%)”.
(g)Schedule I to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.
(h)Schedule III to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.
SECTION 3.Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:
(a)the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date; and
(b)(i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement are its valid and legally binding obligations, enforceable in accordance with their respective terms.
SECTION 4.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment, (ii) the Second Amended and Restated Fee Letter, dated as of the date hereof, by the Administrative Agent, the Lenders, the Group Agents and the Structuring Agent, and acknowledged and agreed to by the Borrower, (iii) the Arrangement Fee Letter, dated as of the date hereof, by the Administrative Agent and the Structuring Agent, and acknowledged and agreed to by the Borrower, (iv) the Upfront Fee Letter, dated as of the date hereof, by the Group Agents, the Lenders and the Structuring Agent, and acknowledged and agreed to by the Borrower, and (v) the Assumption Agreement (collectively, the “Amendment Documents”), in each case, in form and substance satisfactory to the Administrative Agent.

(b)Scotiabank, as a Group Agent, shall have received favorable reliance letters addressed to it, in form and substance satisfactory to it, from (i) Morgan, Lewis & Bockius LLP, as counsel to the Borrower, the Servicer, the Performance Guarantor and the Originator and (ii) General Counsel for the Borrower, the Servicer, the Performance Guarantor and the Originators, each with respect to the opinion(s) delivered by such counsel in connection with the closing of the Original Receivables Financing Agreement on December 21, 2018.
(c)(i) The Administrative Agent, the Lenders and the Group Agents (or the Structuring Agent on behalf of PNC, if applicable), in each case, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(d)No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Original Receivables Financing Agreement, shall have occurred and be continuing.
SECTION 5.Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Original Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Original Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7.Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8.Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.
SECTION 9.Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.Governing Law and Jurisdiction. The provisions of the Original Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 11.Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance

Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
INTEGRA RECEIVABLES LLC,
as the Borrower
By:     /s/ Mathieu Aussermeier
Name: Matthieu Aussermeier
Title:     Treasurer
INTEGRA LIFESCIENCES SALES LLC,
as the Servicer
By: Integra LifeSciences Corporation, its sole member
By:     /s/ Mathieu Aussermeier
Name: Matthieu Aussermeier
Title:     VP, Corporate Finance, Investor Relations and Treasurer

Amendment No. 5 to RFA (Integra)

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:
INTEGRA LIFESCIENCES HOLDINGS CORPORATION,
as the Performance Guarantor
By:     /s/ Matthieu Aussermeier
Name: Matthieu Aussermeier
Title:      VP, Corporate Finance, Investor Relations and Treasurer

Amendment No. 5 to RFA (Integra)

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent
By:     /s/ Christopher Blaney
Name: Christopher Blaney
Title:      Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Group Agent
By:     /s/ Christopher Blaney
Name: Christopher Blaney
Title:      Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender
By:     /s/ Christopher Blaney
Name: Christopher Blaney
Title:      Senior Vice President

Amendment No. 5 to RFA (Integra)

THE BANK OF NOVA SCOTIA,
as a Group Agent
By: /s/ Douglas Noe
Name: Douglas Noe
Title:     Managing Director
THE BANK OF NOVA SCOTIA,
as a Committed Lender
By: /s/ Douglas Noe
Name: Douglas Noe
Title:     Managing Director
LIBERTY STREET FUNDING LLC,
as a Conduit Lender
By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title:     Vice President

Amendment No. 5 to RFA (Integra)

Acknowledged and agreed to by, as of the date first written above:
PNC CAPITAL MARKETS LLC,
as the Structuring Agent
By:     /s/ Christopher Blaney
Name: Christopher Blaney
Title:      Senior Vice President

Amendment No. 5 to RFA (Integra)

Exhibit A to Amendment No. 5
SCHEDULE I
Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Committed Lender	$100,000,000
PNC	Group Agent	N/A
Scotiabank Group
Party	Capacity	Maximum Commitment
Scotiabank	Committed Lender	$50,000,000
Scotiabank	Group Agent	N/A
Exhibit A

Exhibit B to Amendment No. 5
SCHEDULE III
Notice Addresses
(A)    in the case of the Borrower, at the following address:
Integra Receivables LLC
1100 Campus Road
Princeton, New Jersey 08540
Attention: Timothy Swiss
Telephone: 609-936-6969
Email: timothy.swiss@integralife.com
(B)    in the case of the Servicer, at the following address:
Integra LifeSciences Sales LLC
1100 Campus Road
Princeton, New Jersey 08540
Attention: Timothy Swiss
Telephone: 609-936-6969
Email: timothy.swiss@integralife.com

(C)    in the case of PNC or the Administrative Agent, at the following address:
PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Brian Stanley
Telephone: (412) 768-2001
Facsimile: (412) 803-7142
Email: brian.stanley@pnc.com
(D)    in the case of Scotiabank, at the following address:
The Bank of Nova Scotia
250 Vesey Street, 24th Floor
New York, New York 10281
Attention: Gig Morris
Telephone: (212) 225-5184
Email: gig.morris@scotiabank.com
(E)    in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Exhibit B